Summary Prospectus        |        October 2, 2017

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Ticker: ASHX	Stock Exchange: NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://etfus.deutscheam.com/US/EN/Resources/Prospectuses-And-Reports. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated October 2, 2017, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Xtrackers CSI 300 China A-Shares Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 USD Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.70
Other Expenses	None
Acquired Fund Fees and Expenses*	0.65
Total Annual Fund Operating Expenses	1.35
Fee Waiver and/or Expense Reimbursement**	(0.65)
Total Annual Fund Operating Expenses After Fee Waiver	0.70

*	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the Xtrackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) per share.

**	The Adviser has contractually agreed, until October 1, 2018, to waive fees and/or reimburse the Fund’s expenses to limit the Fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$296	$611	$1,507

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 6%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, while mitigating exposure to fluctuations between the value of the renminbi (“RMB”) and the U.S. dollar. The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market hedged against the U.S. dollar. The Underlying Index includes the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund. DBX Advisors LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Underlying Fund, which is advised by the Adviser and sub-advised by Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”), a licensed RQFII, that invests in A-Shares directly. The Fund does not currently intend to invest in A-Shares directly. The Underlying Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index. To obtain exposure to the currency hedging component of the Underlying Index, the Adviser intends to invest directly in forward currency contracts.

HGI is a licensed RQFII and has been granted RQFII quota for the Underlying Fund’s investments. HGI, on behalf of the Underlying Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted. The Underlying Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Underlying Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, via Stock Connect, and by daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

On behalf of the Underlying Fund, HGI expects to use a full replication indexing strategy to seek to track the CSI 300 Index. As such, HGI expects to invest directly in the component securities (or a substantial number of the component securities) of the CSI 300 Index in substantially the same weightings in which they are represented in the CSI 300 Index. If it is not possible for HGI to acquire component securities due to limited availability or regulatory restrictions, HGI may use a representative sampling indexing strategy to seek to track the CSI 300 Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the CSI 300 Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the CSI 300 Index. The Underlying Fund may or may not hold all of the securities in the CSI 300 Index when HGI is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index (including indirect investments through the Underlying Fund) and in instruments designed to hedge against the Fund’s exposure to the RMB. The Fund will seek to achieve its investment objective by primarily investing indirectly in A-Shares through the Underlying Fund and in forward currency contracts. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest indirectly in A-Shares through the Underlying Fund via the A-Share quota granted to HGI with respect to the Underlying Fund. The Underlying Fund may also invest through Stock Connect. The Underlying Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or HGI believes will help the Underlying Fund to achieve its investment objective. The remainder of the Underlying Fund’s assets will be invested primarily in money market instruments and cash equivalents.

As of July 31, 2017, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $15.7 billion and a minimum market capitalization of approximately $1.9 billion.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the RMB. The Fund hedges the

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

RMB to the U.S. dollar by selling offshore RMB (referred to as “CNH”) currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the RMB based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. Moreover, the A-Shares included in the Underlying Index are denominated in Chinese onshore RMB (referred to as “CNY”), but the Fund’s currency forwards will be for CNH because China’s restrictions on the exchange of CNY currently render it infeasible to hedge CNY directly. Accordingly, the return of the forward currency contracts may not perfectly offset the actual fluctuations of the RMB relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers (including indirect investments through the Underlying Fund) or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers and in instruments designed to hedge against the Fund’s exposure to the RMB.

The Fund will, indirectly through its investment in the Underlying Fund, concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (35.8%) and industrials (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund or the Underlying Fund invests in a particular capitalization or market sector, the Fund’s performance may be proportionately affected by the general performance of that particular capitalization or sector.

Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective is dependent, in part, on the continuous availability of A-Shares through the Fund’s investment in the Underlying Fund. Because the Underlying Fund will not be able to invest directly in A-Shares in excess of HGI’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s exposure to A-Shares may be limited. If the Underlying Fund’s RQFII quota is or becomes inadequate to meet its investment needs, shares of the Underlying Fund may no longer be available for investment by the Fund, may trade at a premium to NAV, or may no longer be a suitable investment for the Fund. In such case, HGI may seek to gain exposure to the A-Share market on behalf of the Underlying Fund (or the Adviser may seek to do so on behalf of the Fund directly) by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market. A reduction in or elimination of RQFII quota, generally, may not only adversely affect the ability of the Fund to obtain investment exposure to A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

If the Fund is unable to obtain sufficient exposure to the performance of the A-Shares component of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Adviser determines that the requisite exposure to the A-Shares component of the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Underlying Fund. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Underlying Fund’s investments in A-Shares through HGI’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Underlying Fund is generally subject to a tax of 10% on any dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted for a period of three years. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Underlying Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Underlying Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Underlying Fund’s return could be substantial. The Underlying Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Underlying Fund’s investments. If the Underlying Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quote become subject to repatriation restrictions, the Underlying Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of HGI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Underlying Fund is also uncertain. Finally, it is whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the Underlying Fund could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Underlying Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Underlying Fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the Fund’s return could be substantial. The Underlying Fund will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the Underlying Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund or the Underlying Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund or the Underlying Fund. Also the Fund or the Underlying Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s or the Underlying Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund or the Underlying Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Underlying Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Underlying Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Underlying Fund.

Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Underlying Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Underlying Fund.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Underlying Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Underlying Fund’s investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. The Fund’s investments in derivatives and swap contracts, in particular, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability, and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. The Fund could lose more than the principal amount invested.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

Currency risk. The Fund enters into non-deliverable forward (“NDFs”) currency contracts to attempt to minimize the impact of changes in the value of the RMB against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made to the Fund’s portfolio during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the RMB against the U.S. dollar during the month may affect the value of the Fund’s investments. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

In addition, the Underlying Index is calculated in CNY. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in CNY, places significant restrictions on the remittance of foreign currency, and strictly regulates currency exchange from CNY. Because of these restrictions, it currently is not feasible for the Fund to utilize CNY currency forwards. The Fund will therefore hedge against the Fund’s exposure to RMB by entering into CNH currency forwards, which are traded freely in Hong Kong and other offshore markets. Because CNH trades in different markets and is not subject to the same restrictions as CNY, the Fund’s currency forwards may not successfully hedge against the Fund’s exposure to CNY (even if the Fund’s CNH forwards effectively hedge against fluctuations in value between the U.S. dollar and CNH).

Financial services sector risk. The Fund, indirectly through its investment in the Underlying Fund, invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. The Chinese government encourages banks and certain non-banking financial institutions to conduct strategic transformation and financial innovations in various areas, and continue to facilitate greater access to China’s financial industries. Such changes may have an adverse effect on the value of the Fund’s financial institution holdings. The Fund also may be subject to ownership restrictions with respect to its investments in banks and certain other financial institutions in China.

Industrials sector risk. The Fund, indirectly through its investment in the Underlying Fund, invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Investing in other investment companies risk. Subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”) and the conditions of any exemptive relief granted to the Fund, the Fund invests in other investment companies, including the Underlying Fund. Because the Fund invests a substantial portion of its assets in the Underlying Fund, the Fund’s investment performance is directly related to the performance of the Underlying Fund. As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund’s investments in other investment companies, including the Underlying Fund, subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the other investment companies.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into currency forward contracts on a frequent basis), cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when balancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. The performance of the Fund may also diverge from that of the Underlying Index to the extent HGI seeks to gain exposure to A-Shares by investing the Underlying Fund’s assets in securities not included in the CSI 300 Index, derivative instruments, and other pooled investment vehicles (or to the extent the Adviser does the same at the Fund level directly). The Underlying Fund is also subject to tracking error risk in seeking to track the performance of the CSI 300 Index, and the Fund thus will be subject to this risk to the extent the Fund invests in the Underlying Fund. For example, the risk of tracking error will be greater to the extent the performance of the Underlying Fund differs from that of the A-Share components of the Underlying Index and to the extent the shares of the Underlying Fund trade at a premium or discount. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index (in each case, indirectly through the Underlying Fund), due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser, and/or HGI with respect to the Underlying Fund, seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because HGI’s RQFII quota has become inadequate or HGI is unable to maintain its RQFII status. To the extent the Underlying Fund calculates its NAV based on fair value prices and the value of the CSI 300 Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the CSI 300 Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Cash redemption risk. Because the Fund invests a portion of its assets in forward currency contracts, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as APs who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund. The Underlying Fund is subject to the same risks, which thus would affect the Fund to the extent it invests in the Underlying Fund.

Country concentration risk. Because the Fund, indirectly through its investment in the Underlying Fund, invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small and medium company risk. The Fund, indirectly through its investment in the Underlying Fund, invests in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 10.25% as of June 30, 2017.

During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 3.37% and (14.03)%, respectively, for the quarters ended September 30, 2016 and March 31, 2016.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception October 20, 2015
Returns before taxes	(11.82)%	(6.85)%
Returns after taxes on distributions	(17.54)%	(12.40)%
Returns after taxes on distributions and sale of Fund shares	(6.05)%	(7.02)%
CSI 300 USD Hedged Index	(13.33)%	(7.72)%
CSI 300 Index	(15.41)%	(10.54)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers. Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Mr. Richards has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016. Messrs. Sohrabi and Bassous and Ms. Cipolletti have been portfolio managers of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Summary Prospectus    October 2, 2017